EXHIBIT 99.2
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                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                            (18 U.S.C. SECTION 1350)


In connection with the Quarterly Report of First Mutual Bancshares, a Washington corporation (the "Company"), on Form 10-Q for the period ending September 30, 2002 as filed with the Securities and Exchange Commission (the "Report"), I, Roger A. Mandery, Principal Financial Officer of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. ss.1350), that to my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.





Dated: November 14, 2002               By: /s/ Roger A. Mandery
                                           -------------------------------------
                                           Roger A. Mandery
                                           Principal Financial Officer